ITEM 4 AND ITEM 5
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

GRANT THORNTON LLP
27777 Franklin Road
Suite 800
Southfield, MI 48034-2366
D    +1 248 262 1950
F    +1 248 350 3581
Board of Directors and Management of
Credit Acceptance Corporation
25505 W. Twelve Mile Road
Southfield, MI 48034

Wells Fargo Securities, LLC
550 S. Tryon Street
MAC D1086-051
Charlotte, NC 28202

We have performed the procedures enumerated below, on certain information with respect to attributes of the vehicle loans to be pooled for securitization related to the Class A, Class B, and Class C Asset-Backed Notes to be issued by the Credit Acceptance Auto Loan Trust 2021-4 (“Subject Matter”). Credit Acceptance Corporation (the “Company”) is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, Wells Fargo Securities, LLC (“Wells Fargo”) has agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed and our findings are as follows.

1.The Company provided an electronic file (the “Data File”) with information for certain vehicle loans, which the Company represented was as of the close of business on August 31, 2021.

2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by Wells Fargo, to the related retail installment contract and in instances where consumers changed their address subsequent to the origination of their loan, we agreed the state of the consumer to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
GT.COM    Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company and Wells Fargo. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Southfield, Michigan
October 8, 2021

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXXX8888	35	XXXXX4438	69	XXXXX7845
2	XXXX5369	36	XXXX0377	70	XXXX9642
3	XXXXX9827	37	XXXX7937	71	XXXX6345
4	XXXXX6144	38	XXXXX4460	72	XXXX9643
5	XXXX1064	39	XXXXX8145	73	XXXX4087
6	XXXX7323	40	XXXX3221	74	XXXX9510
7	XXXX7624	41	XXXX3465	75	XXXXX2732
8	XXXXX6659	42	XXXXX1750	76	XXXXX1320
9	XXXXX9749	43	XXXX8001	77	XXXX6055
10	XXXXX1556	44	XXXXX4090	78	XXXX8456
11	XXXX4978	45	XXXXX1702	79	XXXX0216
12	XXXXX0318	46	XXXXX7408	80	XXXX6273
13	XXXXX3094	47	XXXX5128	81	XXXXX6356
14	XXXX5435	48	XXXX1654	82	XXXXX5282
15	XXXX8297	49	XXXX5481	83	XXXX5362
16	XXXX0719	50	XXXX8071	84	XXXX9560
17	XXXX1223	51	XXXX3767	85	XXXX9654
18	XXXX8623	52	XXXX2235	86	XXXX0187
19	XXXX6337	53	XXXX1648	87	XXXX7626
20	XXXXX8753	54	XXXX4377	88	XXXX9041
21	XXXX9624	55	XXXXX5991	89	XXXX7957
22	XXXX9577	56	XXXX8342	90	XXXX9568
23	XXXX9147	57	XXXX5756	91	XXXX8422
24	XXXXX8411	58	XXXX8601	92	XXXXX0099
25	XXXX0307	59	XXXX4997	93	XXXX2554
26	XXXXX1817	60	XXXX4043	94	XXXXX9089
27	XXXXX9662	61	XXXX6881	95	XXXXX6074
28	XXXX9780	62	XXXXX1674	96	XXXXX7914
29	XXXXX5775	63	XXXX5832	97	XXXX2982
30	XXXXX1490	64	XXXX3918	98	XXXXX8045
31	XXXX5329	65	XXXX0263	99	XXXX0531
32	XXXXX4721	66	XXXXX7894	100	XXXX7231
33	XXXX2234	67	XXXX5916
34	XXXX2138	68	XXXXX0394